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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                           ---------------------------

                                3COM CORPORATION
             (Exact name of Registrant as specified in its charter)

                           ---------------------------

           Delaware                                           94-2605794
-------------------------------                         ----------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                                3Com Corporation
                               5400 Bayfront Plaza
                           Santa Clara, CA 95052-8145
               (Address of Principal Executive Offices) (Zip Code)

                           ---------------------------

                        1984 EMPLOYEE STOCK PURCHASE PLAN
                           DIRECTOR STOCK OPTION PLAN
                             1983 STOCK OPTION PLAN
                            (Full title of the plans)

                           ---------------------------

                                 Mark D. Michael
                        Senior Vice President, Secretary
                               and General Counsel
                                3Com Corporation
                               5400 Bayfront Plaza
                           Santa Clara, CA 95052-8145
                     (Name and address of agent for service)

                                 (408) 326-5000
          (Telephone number, including area code, of agent for service)


                                                   CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                          Proposed               Proposed
                  Title of                                                Maximum                 Maximum
                 Securities                           Amount              Offering               Aggregate              Amount of
                    to be                             to be              Price Per               Offering              Registration
                  Registered                      Registered(1)           Share(2)               Price(2)                  Fee
Common Stock, $0.01 par value,
  to be issued under the:
    - 1984 Employee Stock Purchase Plan.....     2,000,000 shares        $  39.41875(3)        $  78,837,500          $  21,916.83
    - Director Stock Option Plan............     1,000,000 shares        $  46.375             $  46,375,000          $  12,892.25
    - 1983 Stock Option Plan................     7,000,000 shares        $  46.375             $ 324,625,000          $  90,245.75
                                                -----------------                              -------------          ------------
         TOTAL                                  10,000,000 shares                              $ 449,837,500          $ 125,054.83
====================================================================================================================================

(1) Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectuses relating hereto also relate to shares registered under Form S-8 Registration Statements Nos. 33-63547, 33-45176 and 33-72158.

(2) Estimated in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. Computation based upon the closing sale price of the Common Stock as reported on the Nasdaq National Market on January 7, 1999.

(3) Based upon 85% of fair market value, calculated in accordance with footnote (2).

                                3COM CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         3Com Corporation (the "Company" or "Registrant") hereby incorporates by reference in this registration statement the following documents:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year.

         (b) The Registrant's Quarterly Reports on Form 10-Q for the fiscal quarters ended August 28, 1998 and November 27, 1998, filed pursuant to Section 13(a) of the Exchange Act.

         (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed under the Exchange Act on September 18, 1984, including any amendment or report filed for the purpose of updating such description.

         (d) The description of certain Common Stock Purchase Rights that at the present time are represented by and may only be transferred with the Company's Common Stock, which description is contained in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 22, 1989 pursuant to the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents  subsequently  filed by the Company  pursuant to Sections
13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement indicating that all securities offered hereby have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

         Not applicable.

Item 5.  Interests of Named Experts and Counsel

         Not applicable.

Item 6.  Indemnification of Directors and Officers

         As permitted by Section 145 of the Delaware General Corporation Law (the "DGCL"), the Registrant's Certificate of Incorporation provides that each person who is or was or who had agreed to become a director or officer of the Registrant or who had agreed at the request of the Registrant's Board of Directors or an officer of the Registrant to serve as an employee or agent of the Registrant or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Registrant to the full extent permitted by the DGCL or any other applicable laws. Such Certificate of Incorporation also provides that no amendment or repeal of such Certificate shall apply to or have any effect on the right to indemnification permitted or authorized thereunder for or with respect to claims asserted before or after such amendment or repeal arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal.

         The Registrant's Bylaws provide that the Registrant shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or a proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she was or is a director, officer or employee of the Registrant or any predecessor of the Registrant or serves or served any other enterprise as a director, officer or employee at the request of the Registrant or any predecessor of the Registrant.

         The Registrant has entered into indemnification agreements with its directors and certain of its officers.

         The Registrant maintains insurance on behalf of any person who is a director or officer against any loss arising from any claim asserted against such person and expense incurred by such person in any such capacity, subject to certain exclusions.

Item 7.  Exemption from Registration Claimed

         Not applicable.

Item 8.  Exhibits

         4.1 Amended and Restated 3Com Corporation 1984 Employee Stock Purchase Plan, effective September 24, 1998.

         4.2 Amended 3Com Corporation Director Stock Option Plan, effective September 24, 1998.

         4.3 Amended 3Com Corporation 1983 Stock Option Plan, effective October 7, 1997.

         5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to legality of securities being registered.

         23.1     Consent of Deloitte & Touche, LLP, Independent Auditors.

         23.2     Consent of Grant Thornton, LLP.

         23.3 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1).

         24.1     Power of Attorney (see page II-4).

Item 9.  Undertakings

         (a)      Rule 415 Offering

                  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b)  Filings   incorporating   subsequent  Exchange  Act  documents  by
reference

                  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h)  Request  for   acceleration   of  effective   date  or  filing  of
registration statement on Form S-8

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, 3Com Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on the 8th day of January, 1999.


                                          3COM CORPORATION

                                         By: /s/ ERIC A. BENHAMOU
                                            ------------------------------------
                                                 Eric A. Benhamou
                                                 Chairman of the Board and Chief
                                                 Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Eric A. Benhamou and Christopher B. Paisley, and each of them, acting individually, as his attorney-in-fact, with full power of substitution, for him and in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments) on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney to any and all amendments to the Registration Statement.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                                        Title                                  Date
/s/ ERIC A. BENHAMOU                            Chairman of the Board and Chief                 December  31, 1998
-------------------------------------------     Executive Officer (Principal Executive
Eric A. Benhamou                                Officer)


/s/ CHRISTOPHER B. PAISLEY                      Senior Vice President, Finance and Chief        December  31, 1998
-------------------------------------------     Financial Officer (Principal Financial
Christopher B. Paisley                          and Accounting Officer)


/s/ JAMES L. BARKSDALE                          Director                                        December  31, 1998
-------------------------------------------
James L. Barksdale


/s/ GORDON A. CAMPBELL                          Director                                        December  31, 1998
-------------------------------------------
Gordon A. Campbell


/s/ CASEY G. COWELL                             Director                                        December  31, 1998
-------------------------------------------
Casey G. Cowell


                                                Director                                        ____________, 199_
-------------------------------------------
James E. Cowie

                                                       II-4




              Signature                                        Title                                  Date

/s/ DAVID W. DORMAN                             Director                                        December  31, 1998
-------------------------------------------
David W. Dorman


/s/ JEAN-LOUIS GASSEE                           Director                                        December  31, 1998
-------------------------------------------
Jean-Louis Gassee


/s/ PHILIP C. KANTZ                             Director                                        December  31, 1998
-------------------------------------------
Philip C. Kantz


/s/ PAUL G. YOVOVICH                            Director                                        December  31, 1998
-------------------------------------------
Paul G. Yovovich


/s/ WILLIAM F. ZUENDT                           Director                                        December  31, 1998
-------------------------------------------
William F. Zuendt

                                3COM CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS



Exhibit
Number                                    Description
------            --------------------------------------------------------------
 4.1              Amended and Restated  3Com  Corporation  1984  Employee  Stock
                  Purchase Plan, effective September 24, 1998.

 4.2 Amended 3Com Corporation Director Stock Option Plan, effective September 24, 1998.

 4.3              Amended 3Com  Corporation  1983 Stock  Option Plan,  effective
                  October 7, 1997.

 5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to legality of securities being registered.

 23.1             Consent of Deloitte & Touche, LLP, Independent Auditors.

 23.2             Consent of Grant Thornton, LLP.

 23.3 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1).

 24.1             Power of Attorney (see page II-4).

                                      II-6